UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2020

Endurance International Group Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36131	46-3044956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Corporate Drive, Suite 300 Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 852-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	EIGI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On December 31, 2020, EIG Investors Corp. (“EIG”), a wholly-owned subsidiary of Endurance International Group Holdings, Inc. (the “Company”), caused to be delivered to the holders of EIG’s 10.875% Senior Notes Due 2024 (the “Notes”) a conditional notice of redemption (the “Notice”) relating to the full redemption of all of its issued and outstanding Notes (the “Redemption”) on February 1, 2021 (the “Redemption Date”), pursuant to the Indenture dated as of February 9, 2016 (the “Indenture”) among EIG, the guarantors named therein and Wilmington Trust, National Association, as trustee (the “Trustee”). The redemption price for the Notes is equal to the sum of 102.719% of the principal amount of the Notes, plus accrued and unpaid interest, if any, on the Notes to (but not including) the Redemption Date (the “Redemption Price”).

EIG’s obligation to pay the Redemption Price on the Redemption Date is conditioned upon the consummation of the closing of the merger of Endure Digital, Inc. (formerly known as Razorback Technology, Inc.) (“Merger Sub”) with and into the Company, with the Company surviving the merger (the “Merger”), pursuant to an Agreement and Plan of Merger, dated as of November 1, 2020 (the “Merger Agreement”), among the Company, Merger Sub and Endure Digital Intermediate Holdings, Inc. (formerly known as Razorback Technology Intermediate Holdings, Inc.) (“Parent”) on terms satisfactory to EIG and/or its affiliates (the “Condition”).

In EIG’s discretion, the Redemption Date may be delayed until such time as the Condition is satisfied (or waived by EIG in its sole discretion). In EIG’s discretion, the Redemption may not occur and the Notice may be rescinded in the event that the Condition is not satisfied (or waived by EIG in its sole discretion) by the Redemption Date or by the Redemption Date so delayed. The closing of the Merger is subject to a number of conditions. As a result, there can be no assurance that the Redemption will occur on the Redemption Date or at all.

Important Additional Information Filed with the SEC

The Company filed with the SEC a proxy statement (the “proxy statement”), including a form of proxy card, on December 14, 2020. The proxy statement and form of proxy card have been mailed to the Company’s stockholders. The proxy statement contains important information about Parent, the Company, the transaction and related matters. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT, AND OTHER RELEVANT DOCUMENTS, AND ANY RELATED AMENDMENTS OR SUPPLEMENTS, FILED WITH THE SEC CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders can obtain free copies of the proxy statement and other documents that the Company filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company are available free of charge on the Company’s investor relations website at ir.endurance.com or by contacting the Company’s Investor Relations Department at ir@endurance.com.

The Company and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, are included in the proxy statement dated December 14, 2020, described above. Additional information regarding the Company’s directors and executive officers is also included in the Company’s proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2020. As of December 11, 2020, the record date for the special meeting, the Company’s directors and executive officers beneficially owned approximately 77,688,275 shares, or 53.2%, of the Company’s common stock. These documents are available free of charge as described above.

Safe Harbor for Forward-Looking Statements

This filing contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. The reader is cautioned not to rely on these forward-looking statements, such as statements regarding the proposed transaction between Parent and the Company, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about the Parent’s and the Company’s managements’ future expectations, beliefs, goals, plans or prospects. These statements are based on current expectations of future events, and these include statements using the words such as “will,” “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock; the risk that the redemption will not occur if the transaction is not completed; the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of the Company, and the receipt of certain governmental and regulatory approvals; the failure of the purchaser to obtain the necessary financing pursuant to the arrangements set forth in the debt commitment letters delivered pursuant to the merger agreement or otherwise; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally; risks that the proposed transaction disrupts current plans and operations of the Company and potential difficulties in the Company’s employee retention as a result of the transaction; risks related to diverting management’s attention from the Company’s ongoing business operations, and the outcome of any legal proceedings instituted against the Company or the purchaser related to the merger agreement or the transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2019 and in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020, and other reports the Company files with the SEC. The Company assumes no obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contemplated in the forward-looking statements. Copies of these filings are available online at www.sec.gov and https://ir.endurance.com. The Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.

Date: December 31, 2020
/s/ Marc Montagner
(Signature)
	Name:	Marc Montagner
	Title:	Chief Financial Officer